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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):       August 3, 2005

                            Impax Laboratories, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-27354               65-0403311
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



        30831 Huntwood Ave., Hayward, CA                            94544
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code (510) 476-2000
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 2.02.      Results of Operations and Financial Condition
                ---------------------------------------------

         On August 3, 2005, Impax Laboratories, Inc. issued a press release providing additional information concerning its progress in filing its annual report on Form 10-K for the year ended December 31, 2004 and its quarterly reports on Form 10-Q for the three months ended March 31, 2005 and the three and six months ended June 30, 2005 and estimated results for these periods. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

         (c)    Exhibits.

                99.1  - Press release dated August 3, 2005 (Furnished)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMPAX LABORATORIES, INC.


Date: August 3, 2005               By:  /s/ Arthur A. Koch
                                      -----------------------------
                                      Name:  Arthur A. Koch
                                      Title: Chief Financial Officer








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